UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
______________________________________________

Date of Report (Date of earliest event reported):	August 25, 2008 (August 21, 2008)

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17893	59-2937938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA	34243
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code:	(941) 753-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 21, 2008, the Registrant sold its ownership of 85% of its Common Stock related to the Registrant’s subsidiary, Teltronics Direct, Inc., to two principals of the subsidiary.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information is provided under Item 1.01 of this Report on Form 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

    (a)        Financial statements of business acquired.

    Not applicable.

    (b)        Pro forma financial information.

    Not applicable.

    (c)        Exhibits.

              Item 10.   Stock Purchase Agreement between Teltronics, Inc., John Mitchell and Chris R. Fickey dated August 21st, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2008	TELTRONICS, INC. (Registrant) By: /s/ Ewen R. Cameron
Ewen R. Cameron President and Chief Executive Officer